UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒           Preliminary Information Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐           Definitive Information Statement

CTM MEDIA HOLDINGS, INC.
(Name of Registrant As Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CTM MEDIA HOLDINGS, INC.
11 Largo Drive South
Stamford, Connecticut  06907

November [1], 2011

Dear Stockholders:

The purpose of the accompanying Information Statement is to advise the stockholders of CTM Media Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), of the following corporate actions taken by written consent of the majority stockholders:

1.        The election of five directors to serve until the next annual meeting of stockholders and the due election and qualification of their respective successors;

2.        The amendment of the Company’s Second Restated Certificate of Incorporation (the “Second Restated Certificate of Incorporation”), via Amendment No. 2 to the Second Restated Certificate of Incorporation (the “Amendment”), to (A) effect a one-for-twenty reverse stock split (the “Reverse Stock Split”) of each of the outstanding shares of the Company’s (i) Class A Common Stock, par value $0.01 per share, (ii) Class B Common Stock, par value $0.01 per share, and (iii) Class C Common Stock, par value $0.01 per share (we refer to the Class A Common Stock, Class B Common Stock and Class C Common Stock collectively as the “capital stock”) and (B) decrease the number of the Company’s authorized shares of: (i) Class A Common Stock from 6,000,000 shares to 300,000 shares; (ii) Class B Common Stock from 12,000,000 shares to 600,000 shares; (iii) Class C Common Stock from 2,500,000 shares to 125,000 shares; and (iv) Preferred Stock from 500,000 shares to 25,000 shares (the “Authorized Shares Reduction”); and

The corporate action number (1) above was authorized on October 19, 2011 by written consent in lieu of a special meeting of stockholders executed by the holders of a majority of the combined voting power over the Company’s outstanding capital stock as of October 19, 2011, in lieu of an annual general meeting, in accordance with the requirements of the Delaware General Corporation Law (the “DGCL”). The corporate action numbered (2) above was authorized by written consent in lieu of a special meeting of stockholders by the holders of a majority of the shares of each class of the Company’s outstanding capital stock on October 19, 2011, in accordance with the requirements of the DGCL. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. The accompanying Information Statement is being furnished pursuant to Section 228 of the DGCL and Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the purpose of informing our stockholders of the actions described above before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the actions by stockholder consent will not become effective until at least 20 days following the mailing of this Information Statement to stockholders. These actions have been approved by our Board of Directors and the record and beneficial holders of (i) a majority of the combined voting power (with respect to action (1)), and (ii) a majority of the shares of each class (with respect to action (2)), of the Company’s outstanding capital stock. Only stockholders of record at the close of business on October 19, 2011 are being given notice of these actions by written consent. The Company is not soliciting proxies.

This Information Statement is first being mailed on or about November 3, 2011 to stockholders of record of CTM Media Holdings, Inc. as of October 19, 2011, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Exchange Act.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

Delivery of Documents to Stockholders Sharing an Address

Unless we have received contrary instructions from a stockholder, we are delivering only one annual report to stockholders and one Information Statement to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs. We will, upon request, promptly deliver a separate copy of the annual report and this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the annual report or Information Statement may direct such request to our Corporate Secretary, Leslie B. Rozner, at CTM Media Holdings, Inc., 11 Largo Drive South, Stamford, Connecticut 06907, telephone: (203) 323-5161, email: lrozner@ctmmedia.com. Stockholders who receive multiple copies of the Information Statement or annual report at their address and would like to request that only a single copy of communications be delivered in the future to the shared address may do so by making either a written or oral request to the Company contact listed above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

FOR CTM MEDIA HOLDINGS, INC.

The Information Statement and the 2011 Annual Report are available at:

http://ir.ctmholdings.com/annualmeeting

Sincerely, Howard S. Jonas Chairman of the Board

CTM MEDIA HOLDINGS, INC.

11 Largo Drive South

Stamford, Connecticut 06907

INFORMATION STATEMENT

ACTIONS BY CONSENTING STOCKHOLDERS

ELECTION OF DIRECTORS

On October 18, 2011, our Board of Directors, upon the recommendation of the Company’s Nominating Committee, nominated for election the following five directors, each for a term of one year: Howard Jonas, Marc Knoller, Jan Buchsbaum, Perry Davis and Irwin Katsof and recommended that the stockholders of the Company vote for the election of the foregoing directors. On October 19, 2011, Messrs. Jonas, Knoller, Buchsbaum, Davis and Katsof were re-elected to the Board of Directors of the Company (the “Election of Directors”) by written consent of the holders of a majority of the combined voting power of the Company’s outstanding capital stock (the “Consenting Stockholders”), holding shares of the Company’s common stock (which includes 294,444 shares of Class A Common Stock, 2,294,430 shares of Class B Common Stock and 1,090,775 shares of Class C Common Stock ), representing approximately 76% of the combined voting power of the Company’s outstanding capital stock, as of October 19, 2011 (the “Written Consent”).

AMENDMENT OF CERTIFICATE OF INCORPORATION / REVERSE STOCK SPLIT AND

REDUCTION IN AUTHORIZED SHARES OF CAPITAL STOCK

General

The Board of Directors and stockholders of the Company holding a majority of the shares of each class of the Company’s outstanding capital stock have authorized the Board to file the Amendment to effect the Reverse Stock Split and Authorized Shares Reduction.

Voting and Vote Required

As the matters set forth in this Information Statement have been duly authorized and approved by written consent, we are not seeking any consent, authorization or proxy from you. Section 228 of the DGCL provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval by at least a majority of the shares of each class of the Company’s outstanding capital stock present and voting on the matter at a meeting would be required to approve the Reverse Stock Split and Authorized Share Reduction, which approval has been duly secured by the Amendment Written Consent (as defined below) executed and delivered to us by Howard S. Jonas, his affiliates, the Jonas Foundation, the Howard S Jonas & Deborah Jonas Foundation Inc. and Raging Capital Fund, LP and Raging Capital Fund (QP), LP, both entities controlled by William C. Martin.

The Amendment was approved on October 19, 2011, by written consent of the holders of a majority of the shares of each class of the Company’s outstanding capital stock (the “Per-Class Consenting Stockholders”), holding shares of the Company’s common stock (which includes 560,234 shares of Class A common stock,  3,557,507 shares of Class B common stock and 1,090,775 shares of Class C common stock, representing approximately 50.6%, 58%, and 100%, respectively of shares of the Company’s outstanding Class A, Class B and Class C common stock, as of October 19, 2011, and approximately 84% of the combined  voting power of our outstanding capital stock (the “Amendment Written Consent”).  We have elected to seek to have the foregoing actions approved by written consents of stockholders in order to eliminate the cost and delay involved in holding a special meeting of our stockholders. Accordingly, the Amendment Written Consent pursuant to DGCL Section 228 and delivered to us is sufficient to approve the Reverse Stock Split and the adoption of the Amendment and requires no further stockholder vote or other action.

The Board authorized the adoption of the Amendment, including the Reverse Stock Split and the Authorized Shares Reduction, on October 18, 2011.

Effective Date

The effective date of the Reverse Stock Split and Authorized Shares Reduction (the “Effective Date”), if implemented by the Board, will be the date and time on which the Amendment is accepted and recorded by the Delaware Secretary of State in accordance with Section 103 of the DGCL, which is anticipated to be on or about November 23, 2011, but in no case will the Effective Date be earlier than 20 calendar days after the date this Information Statement is first mailed to our stockholders.

Pursuant to the Written Consent, if, at any time prior to the filing of the Amendment, the Board, in its discretion, determines that the Reverse Stock Split and/or the Authorized Shares Reduction is no longer in our best interests and the best interests of our stockholders, the Reverse Stock Split and/or the Authorized Shares Reduction may be abandoned, without any further action by our stockholders.

Reasons for the Reverse Stock Split and Authorized Shares Reduction

The Board authorized the Reverse Stock Split of our capital stock with the primary intent of reducing the inefficiencies and costs associated with having stockholders who hold under 20 shares of our capital stock. Prior to our being spun off from IDT Corporation (“IDT”), our former parent, IDT effected a one-for-three reverse stock split in order to increase the per share trading price of its Common Stock and Class B Common Stock and satisfy compliance with the price criteria for continued listing on the New York Stock Exchange, on which such shares were publicly traded and listed. When we were spun off from IDT, each IDT stockholder of record received one share of our Class A Common Stock for every three shares of IDT Common Stock, one share of our Class B Common Stock for every three shares of IDT Class B Common Stock, and one share of our Class C Common Stock for every three shares of IDT Class A Common Stock, resulting in many of our stockholders holding less than 20 shares of our stock. There are inefficiencies and costs associated with these small stockholders, including those related to mailings and dividend payments. By effecting the Reverse Stock Split and paying holders cash in lieu of issuing any resulting fractional shares, as described below in “Fractional Shares”, we will eliminate those inefficiencies and costs. In addition, the Reverse Stock Split is anticipated to result in a higher stock price, which is more efficient and attractive for our stockholders. By eliminating the inefficiencies and costs associated with our small stockholders and by increasing our stock price, we anticipate that the Reverse Stock Split will result in both immediate and ongoing benefits to the Company and its stockholders.

Our Board of Directors has resolved to reduce the number of authorized shares of our capital stock for a few reasons. Under current economic circumstances, our Board believes that it is unlikely that we will need shares for stock splits or stock dividends in the near future, or that we will use a significant number of shares to make acquisitions or raise equity capital. In addition, as a result of the Reverse Stock Split, the number of outstanding shares of our capital stock will be reduced twentyfold, requiring less authorized shares even if we were to desire to effect any stock splits or stock dividends, or to use shares to make acquisitions or raise equity capital. Finally, reducing the authorized shares of capital stock will not impede our operations or goals, and, based on current rates, will result in annual savings of franchise taxes.

For these reasons, our Board of Directors believes that the Reverse Stock Split and Authorized Shares Reduction are in the best interests of both the Company and our stockholders. However, we cannot give any assurance that the Reverse Stock Split or the Authorized Shares Reduction will have any effect on our share market price.

Effects of Reverse Stock Split

General

The principal result of the Reverse Stock Split will be to decrease proportionately the number of outstanding shares of our capital stock based on the one-for-twenty split ratio. Our Class A Common Stock and Class B Common Stock are currently registered under Sections 12(b) and 12(g) of the Exchange Act, and although we are not subject to the periodic reporting and other requirements of the Exchange Act, we currently comply with such reporting requirements. In addition, our Class A Common Stock and Class B Common Stock currently trade on the OTC Pink Sheets QB tier under the symbols “CTMMA” and “CTMMB”, respectively. Following, but not as a result of or associated with, the Reverse Stock Split, our Class A Common Stock and Class B Common Stock will continue to trade on the OTC Pink Sheets, but on the Pink tier as we intend to file a Form 15 with the Securities and Exchange Commission (“SEC”) and deregister our Class A Common Stock and Class B Common Stock, as well as cease our voluntary compliance with the Exchange Act reporting requirements. However, we will continue to make information public by making filings publicly available through the OTC Disclosure & News Service pursuant to OTC Markets Group Guidelines for Providing Adequate Current Information.

Proportionate voting rights and other rights of the holders of our capital stock will not be affected by the Reverse Stock Split, other than as a result of the elimination of fractional shares as described below. For example, a holder of two percent (2%) of the voting power of the outstanding shares of any class of our capital stock immediately prior to the Effective Date will generally continue to hold two percent (2%) of the voting power of the outstanding shares of such class of our capital stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split, except to the extent stockholders are cashed out due to fractional ownership (if a record holder owned less than 20 shares of a class of stock). If implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of a class of our capital stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Effect on Authorized Shares

As of October 19, 2011, our authorized capital stock consisted of (i) 6,000,000 shares of Class A Common Stock, (ii) 12,000,000 shares of Class B Common Stock, (iii) 2,500,000 shares of Class C Common Stock, and (iv) 500,000 shares of Preferred Stock (no shares of Preferred Stock are issued and outstanding). The Reverse Stock Split will not affect the number of our authorized shares of our capital stock. However, the Authorized Share Reduction, if effected, will reduce the number of authorized but unissued shares of capital stock, as described below.

Effect on Outstanding Shares

As of October 19, 2011, there were 1,106,468 shares of our Class A Common Stock, 6,126,267 shares of our Class B Common Stock and 1,090,775 shares of our Class C Common Stock issued and outstanding (excluding treasury shares). Based on the number of shares of each of our Class A Common Stock, Class B Common Stock and Class C Common Stock currently issued and outstanding as set forth above, immediately following the completion of the one-for-twenty Reverse Stock Split, there would be approximately 55,323 shares of our Class A Common Stock, 306,313 shares of our Class B Common Stock, and 54,538 shares of our Class C Common Stock issued and outstanding. Shares of capital stock held in treasury will also be adjusted based on the one-for-twenty split ratio.

Fractional Shares

We do not intend to issue fractional shares or certificates representing fractional shares in connection with the Reverse Stock Split. Stockholders who otherwise would hold fractional shares because the number of shares of capital stock they held before the Reverse Stock Split would not be evenly divisible based upon the one-for-twenty split ratio will be entitled to cash payments (without interest or deduction) in respect of such fractional shares. Such cash payment shall be determined by multiplying (i) the fractional share interest to which the holder would otherwise be entitled, after taking into account all shares of such class then held on the Effective Date by the holder, and (ii) the average of the high and low trading prices of the Company’s Class A Common Stock (for Class A Common Stock) or Class B Common Stock (for Class B Common Stock) on the OTC Pink Sheets during regular trading hours for the 30 trading days immediately preceding the Effective Date, as adjusted for the split ratio.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with our transfer agent’s instructions (described below), will have to seek to obtain such funds directly from the state to which they were paid.

Effect on Our Stock Plans

As of October 19, 2011, there were no outstanding options issued pursuant to our 2009 Stock Option and Incentive Plan (the “Stock Plan”). Under our Stock Plan, in the event of a Reverse Stock Split, the Compensation Committee of our Board of Directors (the “Compensation Committee”) shall adjust proportionately (i) the number of shares that may thereafter be issued in connection with awards, (ii) the number to be issued in respect of outstanding awards and (iii) the exercise price, grant price or purchase price relating to any award; provided, however, that all fractional shares resulting from such adjustment shall be eliminated with no compensation.

Reduction in Stated Capital

Pursuant to the Reverse Stock Split, the par value of each class of our capital stock will remain $0.01 per share. As a result of the Reverse Stock Split, on the Effective Date, the stated capital on our balance sheet attributable to each class of our capital stock, respectively, will be reduced in proportion to the size of the Reverse Stock Split, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

Following the Reverse Stock Split, American Stock Transfer & Trust Company, our transfer agent, will act as our exchange agent to act for stockholders of record on the Effective Date of our Class A Common Stock and Class B Common Stock in implementing the exchange of their pre-Reverse Stock Split shares for post- Reverse Stock Split shares.

Registered Book Entry Stockholder. Holders of Class A Common Stock and Class B Common Stock holding all of their shares electronically in book-entry form with our transfer agent do not need to take any action (the exchange will be automatic) to receive post-Reverse Stock Split shares or cash payment in lieu of any fractional share interest (as described above under “Fractional Shares”), if applicable.

Registered Certificated Stockholder. Some of our stockholders hold their shares in certificate form or a combination of certificate and book-entry entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-Reverse Stock Split shares to the transfer agent. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. Upon receipt of your pre- Reverse Stock Split certificate(s), together with a duly executed letter of transmittal and any other documents the transfer agent may specify, you will be issued the appropriate number of shares electronically in book-entry form under the Direct Registration System (“DRS”), and if you are entitled to a payment in lieu of any fractional share interest, payment will be made as described above under “Fractional Shares.” No new shares in book-entry form will be issued and no payment in lieu of any fractional share interest will be made to you until you surrender your outstanding pre- Reverse Stock Split certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Until surrendered as contemplated herein, each stock certificate shall be deemed at and after the Effective Date to represent the number of full shares of the applicable class of our capital stock resulting from the Reverse Stock Split. Until they have surrendered their stock certificates for exchange, stockholders will not be entitled to receive any dividends or other distributions, if any, that may be declared and payable to holders of record. Any stockholder whose stock certificate has been lost, destroyed or stolen will be entitled to the number of full shares of the applicable class of our capital stock resulting from the Reverse Stock Split only after complying with the requirements that we and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Effect on Beneficial Holders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding Class A Common Stock and Class B Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as certificated stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the Class A Common Stock and Class B Common Stock in “street name.” However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain federal income tax consequences of the Reverse Stock Split to us and to holders of our capital stock that hold such stock as a capital asset for federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired shares of our capital stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The following summary does not address the tax consequences of the Reverse Stock Split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF CAPITAL STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

The federal income tax consequences for a holder of shares of our capital stock pursuant to the Reverse Stock Split will be as follows:

1.       The holder should not recognize any gain or loss for federal income tax purposes (except for cash, if any, received in lieu of a fractional share of capital stock);

2.       The holder’s aggregate tax basis of the capital stock received pursuant to the Reverse Stock Split should be equal to the aggregate tax basis of such holder’s capital stock surrendered in exchange therefor;

3.       The holder’s holding period for the capital stock received pursuant to the Reverse Stock Split should include such holder’s holding period for the capital stock surrendered in exchange therefor;

4.       Cash payments received by the holder for a fractional share of capital stock generally should be treated as if such fractional share had been issued pursuant to the Reverse Stock Split and then redeemed by us, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder’s tax basis in such fractional share; and

5.       The Company should not recognize gain or loss as a result of the Reverse Stock Split.

Effects of Authorized Shares Reduction

The principal result of the Authorized Shares Reduction will be to decrease the authorized shares of our capital stock as follows: (i) Class A Common Stock from 6,000,000 shares to 300,000 shares; (ii) Class B Common Stock from 12,000,000 shares to 600,000 shares; (iii) Class C Common Stock from 2,500,000 shares to 125,000 shares; and (iv) Preferred Stock from 500,000 shares to 25,000 shares. Voting rights of stockholders, outstanding shares and our stock plans will not be affected by the Authorized Shares Reduction.

Other than the reduction in the annual Delaware franchise taxes, there are no material tax or accounting consequences of the Authorized Shares Reduction.

Dissenters’ Rights of Appraisal

Neither the Second Restated Certificate of Incorporation, as amended, nor the DGCL provide dissenters’ rights of appraisal to our stockholders in connection with the matters approved by the Written Consent.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon (other than elections to office).

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of October 19, 2011, there were 1,106,468 shares of our Class A Common Stock, 6,126,267 shares of our Class B Common Stock and 1,090,775 shares of our Class C Common Stock, issued and outstanding and no shares of our preferred stock issued or outstanding, as well as 178,517 shares of Class A Common Stock and 797,183 shares of Class B Common Stock held in treasury. Each holder of Class A shares is entitled to one vote, each holder of Class B shares is entitled to one-tenth of a vote, and each holder of Class C shares is entitled to three votes, for each such share held by such holder. As of October 19, 2011, Howard S. Jonas was the beneficial owner of 294,444 Class A shares, 2,294,430 Class B shares and 1,090,775 Class C shares, which represented 44% of the issued and outstanding common stock of, and approximately 76% of the combined voting power of the Company’s outstanding capital stock. Mr. Jonas initially acquired his interest in the Company on September 14, 2009 when the Company’s capital stock was spun off from IDT and distributed to IDT’s stockholders and pursuant to grants of restricted stock as discussed more fully in the “Executive Compensation” section below.

The Consenting Stockholders approved the Election of Directors by the Written Consent. The Consenting Stockholders consist of Howard S. Jonas and entities over which he possesses voting and dispositive power, including: Howard S. Jonas 2009 Annuity Trust I, Howard S. Jonas 2009 Annuity Trust II, trusts for the benefit of the children of Mr. Jonas, custodial accounts for the benefit of the children of Mr. Jonas, and shares held in Mr. Jonas’ IDT Corporation 401(k) plan account.

The Per-Class Consenting Stockholders approved the Amendment by the Amendment Written Consent. The Per-Class Consenting Stockholders consist of the Consenting Stockholders, the Jonas Foundation, Howard S. and Deborah Jonas Foundation, Inc. and Raging Capital Fund, LP and Raging Capital Fund (QP), LP, both entities controlled by William C. Martin.

VOTING PROCEDURES

Pursuant to our by-laws, the vote standard for the election of directors is a majority of votes cast. Our by-laws provide further that any action required or permitted to be taken at any annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth such action to be taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The vote to elect the directors to the Board of Directors was obtained through the Written Consent of the Consenting Stockholders as the holders of approximately 76% of the combined voting power of the Company as of October 19, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock (and Class C Common Stock, assuming conversion of all shares of Class C Common Stock into Class A Common Stock on a one-for-one basis) and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock, Class B Common Stock, or the Class C Common Stock of the Company, (ii) each of the Company’s directors, and Named Executive Officers, and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them and except as otherwise noted, the address of the referenced individual is c/o CTM Media Holdings, Inc., 11 Largo Drive South, Stamford, Connecticut 06907.

Unless otherwise noted, the security ownership information provided below is given as of October 19, 2011 and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: (i) 2,197,243 shares of Class A Common Stock (assuming conversion of all 1,090,775 currently outstanding shares of Class C Common Stock into Class A Common Stock for the percentage ownership information of Howard Jonas) and (ii) 6,126,267 shares of Class B Common Stock.

Name	Number of Shares of Class A Common Stock		Percentage of Ownership of Class A Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power §
Howard S. Jonas Chairman of the Board and Director 11 Largo Drive South Stamford, CT 06907	1,385,219	(1)	63%	2,294,430	(2)	37.5%	76%

William C. Martin 254 Witherspoon Street Princeton, New Jersey 08542	62,997	(3)	5.7%	1,263,167	(4)	20.6%	3.8%

Marc E. Knoller Chief Executive Officer, President and Director	—		—	5,102	(5)	*	*

Leslie B. Rozner Chief Financial Officer	—		—	321	(6)	*	*

Jan Buchsbaum Independent Director	—		—	—		—	—

Perry Davis Independent Director	—		—	—		—	—

Irwin Katsof Independent Director	—		—	—		—	—

All directors and executive officers as a group	1,385,219		63%	2,299,853		37.5%	76%
___________________________
*	Less than 1%.
§	Voting power represents combined voting power of Class A Common Stock (one vote per share), Class B Common Stock (1/10 of a vote per share) and Class C Common Stock (three votes per share).
(1)
Consists of an aggregate of 1,090,775 shares of Class C Common Stock (which are convertible into Class A Common Stock on a one-for-one basis) and 294,444 shares of restricted Class A Common Stock held directly by Mr. Jonas. Does not include 111,111 shares of Class A Common Stock owned by the Howard S. & Deborah Jonas Foundation and 91,628 shares of Class A Common Stock owned by the Jonas Foundation, as Mr. Jonas is not deemed to beneficially own these shares.

(2)
Consists of 2,294,430 shares of Class B Common Stock (which includes 1,582,617shares of restricted Class B Common Stock) held directly by Mr. Jonas or trusts, foundations, accounts or entities that Mr. Jonas controls and 548 shares of Class B Common Stock held by Mr. Jonas in his IDT Corporation 401(k) plan as of August 31, 2011. Does not include (i) an aggregate of 348,360 shares of Class B Common Stock beneficially owned by trusts for the benefit of Mr. Jonas’ children, as Mr. Jonas does not exercise or share voting or investment power over these shares, and (ii) 100,000 shares of Class B Common Stock owned by the Howard S. & Deborah Jonas Foundation, as Mr. Jonas is not deemed to beneficially own these shares.

(3)	Consists of shares held by Raging Capital Fund, LP and Raging Capital Fund (QP), LP according to Form 13G filed with the Securities and Exchange Commission on July, 2010 .
(4)
Consists of (i) 5,000 shares held directly by Mr. Martin, (ii) 1,258,167 shares held by Raging Capital Fund, LP, Raging Capital Fund (QP), LP, and Raging Capital Management, LLC according to Form 13D filed with the Securities and Exchange Commission on March 15, 2011.

(5)	Consists of 4,535 shares of Class B Common Stock held by Mr. Knoller directly and 567 shares of Class B Common Stock held by Mr. Knoller in his IDT Corporation Plan as of August 31, 2011.
(6)	Consists of shares of Class B Common Stock held by Mr. Rozner directly.

ITEM 1

ELECTION OF DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

Messrs. Jonas, Knoller, Buchsbaum, Davis and Katsof, incumbent directors since the last written consent in lieu of an annual general meeting of stockholders, were re-elected pursuant to the Written Consent. These directors are to serve until the next annual meeting of the Company’s stockholders, the next time directors are elected (at a meeting or by written consent in lieu of a meeting of stockholders) or until their respective successors are duly elected and qualified. The Board of Directors may also appoint an additional 12 directors up to the maximum number of 17 directors permitted under our by-laws. Each executive officer serves at the discretion of the Board of Directors and holds office until his successor is elected or until his earlier resignation or removal in accordance with our certificate of incorporation and by-laws.

The name, age and position of our present directors and officers are as set forth below:

Name	Age	Position
Howard S. Jonas	55	Chairman of the Board and Director
Marc E. Knoller	50	Chief Executive Officer, President and Director
Leslie B. Rozner	59	Chief Financial Officer, Treasurer and Corporate Secretary
Jan Buchsbaum	29	Director
Perry Davis	63	Director
Irwin Katsof	56	Director

Set forth below is biographical information with respect to each of the aforementioned individuals.

Howard S. Jonas has served as our Chairman of the Board since our inception. Mr. Jonas founded IDT in August 1990, and has served as Chairman of IDT’s Board of Directors since its inception. Mr. Jonas has served as Chief Executive Officer of IDT since October 2009 and from December 1991 until July 2001. Mr. Jonas served as President of IDT from December 1991 through September 1996, and as Treasurer of IDT from inception through 2002. Mr. Jonas has served as Chairman of Genie since January, 2011 and Co-Vice Chairman of Genie Energy International Corporation since August 2009. Mr. Jonas has also served as the Vice Chairman of the Board of Directors of IDT Telecom from December 1999 to April 2008, as Co-Chairman since April 2008, and as a director of IDT Capital since September 2004. Mr. Jonas served as Co-Chairman of the Board of Directors of IDT Entertainment from November 2004 until August 2006. From August 2006 until August 2011, Mr. Jonas served as a director of Starz Media Holdings, LLC, Starz Media, LLC and Starz Foreign Holdings, LLC, each of which is a subsidiary of Liberty Media Corporation. In addition, Mr. Jonas has been a director of IDT Energy since June 2007 and a director of American Shale Oil Corporation since January 2008. Mr. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Mr. Jonas was the Chairman of the Board of Directors of Net2Phone from October 2001 to October 2004, the Vice Chairman of the Board of Directors of Net2Phone from October 2004 to June 2006, and has served as the Chairman of Net2Phone since June 2006. Mr. Jonas received a B.A. in Economics from Harvard University.  As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings significant knowledge of all aspects of our Company and each industry it is involved in to the Board. In addition, having Mr. Jonas on the Board provides our Company with effective leadership.

Marc E. Knoller has been our Chief Executive Officer, President and a director of the Company since our inception. Prior to the Spin-Off, Mr. Knoller had served as an Executive Vice President of IDT since December 1998 and served as a director of IDT from March 1996 to August 2007. Mr. Knoller joined IDT as a Vice President in March 1991 and also served as a director of its predecessor. Mr. Knoller has served as Vice President of Jonas Media Group (f/k/a Jonas Publishing) since 1991. Mr. Knoller received a B.B.A. from Baruch College. Mr. Knoller’s qualifications to serve on our Board include his intimate familiarity with the Company’s structure, products and personnel resulting from his extensive experience as CTM’s and the Company’s Chief Executive Officer.

Leslie B. Rozner has been our Chief Financial Officer since our inception and Chief Financial Officer of CTM Media Group since August 2008. Mr. Rozner served as Chief Financial Officer of IDT Spectrum from July 2006 until July 2008. Prior to that time, Mr. Rozner worked as a certified public accountant and provided consulting services to IDT. Mr. Rozner originally joined IDT in 1991 and served as Chief Financial Officer of IDT until 1993.  Mr. Rozner is a certified public accountant licensed by the State of New York. Mr. Rozner received a B.S. in Accounting from Brooklyn College of CUNY. Mr. Rozner filed for Chapter 7 personal bankruptcy in October 2005, which was discharged in December 2007.

Jan Buchsbaum has been a director of the Company since August 2009. Mr. Buchsbaum serves as an Assistant Vice President at New York Life Insurance Company. Prior to working at New York Life, Mr. Buchsbaum served as founder and CEO of MTB Solutions, Inc., a New York-based electronics distribution company, from August 2007 to January 2009. From May to August 2008, Mr. Buchsbaum worked as a summer associate in Scotia Capital, the investment banking unit of the Bank of Nova Scotia. Mr. Buchsbaum worked for IDT Telecom from August 2006 through August 2007, and for IDT Entertainment from August 2005 through August 2006. Mr. Buchsbaum received his M.B.A. from Georgetown University and a B.S. in Business, Management and Finance from Brooklyn College. Mr. Buchsbaum’s qualifications to serve on our Board include his business education, as well his experience as an entrepreneur and running his own company. Mr. Buchsbaum’s strong financial background, service on other boards of directors as well as his M.B.A. and B.S. in Business, Management and Finance, provides financial expertise to the Board of Directors.
Perry Davis has been a director of the Company since August 2009. Mr. Davis is a partner at Perry Davis Associates, Inc. (PDA), an international consulting firm providing management and development assistance to non-profit organizations. Mr. Davis is a founder of PDA and has been its President since 1986. Mr. Davis received his Ph.D. in Public Law and Government from Columbia University and a B.A. in Political Science from Yeshiva College. Mr. Davis’ qualifications to serve on our Board include his extensive experience in providing consulting services to a variety of organizations in various industries.

Irwin Katsof has been a director of the Company since October 2010.  Mr. Katsof is also a partner at Doheny Global Group a company actively developing renewable energy projects throughout Central and Eastern Europe.  Mr. Katsof is also the Founder, President and past CEO of Global Capital Associates where he developed business and marketing strategy for the company, which provides business development and networking services.  From January 2007 to December 2007, Mr. Katsof was the Founder and Chairman of World Congress of Christians, Jews and Moslems International foundation.  From January 2004 to December 2006, Mr. Katsof was Founder, Chairman and President of Global Foundation for Democracy International foundation.  From January 2001 to December 2005, Mr. Katsof was the Founder and Executive Officer for Words Can Heal International.  Mr. Katsof was also Founder and Executive Director of The Jerusalem Fund from April 1995 to December 2005.  Mr. Katsof received his BA in Psychology and Organizational Development from Loyola College – Concordia University, Montreal and his Rabbinical Ordination from Yeshivat Aish Hatorah, Jerusalem.  Mr. Katsof also completed his Series 7 exams. Mr. Katsof’s qualifications to serve on our Board include his leadership, motivational and entrepreneurial skills as the founder of his own companies, as well as his experience developing global business strategies.

ITEM 2

AMENDMENT OF CERTIFICATE OF INCORPORATION

TO EEFECT A ONE-FOR-TWENTY REVERSE STOCK SPLIT

AND REDUCTION IN AUTHORIZED SHARES OF CAPITAL STOCK

Our Board of Directors and the Per-Class Consenting Stockholders have approved (A) a one-for-twenty reverse stock split of each of the outstanding shares of our (i) Class A Common Stock, (ii) Class B Common Stock and (iii) Class C Common Stock, each par value $0.01 per share, whereby each 20 shares of the respective classes of stock issued and outstanding immediately prior to the Effective Time shall automatically be combined into one validly issued, fully paid and non-assessable share of such class and (B) a decrease in the number of our authorized shares of: (i) Class A Common Stock from 6,000,000 shares to 300,000 shares; (ii) Class B Common Stock from 12,000,000 shares to 600,000 shares; (iii) Class C Common Stock from 2,500,000 shares to 125,000 shares; and (iv) Preferred Stock from 500,000 shares to 25,000 shares.  All of the above will be accomplished by means of the amending our Second Restated Certificate of Incorporation, which is available for your review in the Corporate Governance section of our website at http://ir.ctmholdings.com, which is expected to occur as soon as is reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement to our registered stockholders.

The Amendment amends Article FOURTH of our Second Restated Certificate of Incorporation by (i) replacing the first paragraph thereof with the following:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is one million, fifty thousand (1,050,000) shares, consisting of (a) 300,000 shares of Class A Common Stock, par value $0.0l per share (“Class A Stock”), (b) 600,000 shares of Class B Common Stock, par value $0.01 per share (“Class B Stock”), (c) 125,000 shares of Class C Common Stock, par value $0.01 per share (the “Class C Stock”; the Class A Stock, Class B Stock and Class C Common Stock are referred to herein as the “Common Shares”), and (d) 25,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).”;

(ii) adding the following after the first paragraph thereof:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of Amendment No. 2 to the Second Restated Certificate of Incorporation, each twenty (20) shares of the Corporation’s (i) Class A Stock, (ii) Class B Stock, (iii) Class C Stock and (iv) Preferred Stock, issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Class A Stock, Class B Stock, Class C Stock and Preferred Stock, respectively, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). Stockholders who otherwise would be entitled to receive fractional share interests of Class A Stock, Class B Stock, Class C Stock or Preferred Stock, as the case may be, shall, with respect to such fractional share interests, be entitled to receive cash, without interest, in lieu of fractional shares of Class A Stock, Class B Stock, Class C Stock or Preferred Stock, as the case may be, upon the surrender of the stockholders’ Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation’s transfer agent of all fractional shares otherwise issuable. No certificates representing fractional shares of Class A Stock, Class B Stock, Class C Stock, or Preferred Stock, as the case may be, shall be issued in connection with the Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Class A Stock, Class B Stock, Class C Stock, or Preferred Stock, as the case may be (the “Old Certificates”), shall thereafter represent that number of shares of Class A Stock, Class B Stock, Class C Stock, or Preferred Stock, as the case may be, into which the shares of Class A Stock, Class B Stock, Class C Stock, or Preferred Stock, as the case may be, represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”;

and deleting the following Section 3. thereof in its entirety:

“3.     Reverse Stock Split.  Upon the filing and effectiveness (the “Effective Time”), pursuant to the General Corporation Law of the State of Delaware, of this Second Restated Certificate of Incorporation, each share of the Corporation’s Class A Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall automatically be converted and/or split into (i) 26,897.3233  shares of Class A Common Stock, par value $0.01 per share, (ii) 72,221.7066 shares of Class B Common Stock, par value $0.01 per share, and (c) 10,907.7566 shares of Class C common stock, par value $0.01 per share, respectively, without any further action by the Corporation or the holder thereof.”

 Purpose and Effect of the Proposed Amendment / Reverse Stock Split / Authorized Shares Reduction.

The purpose and effect of the Amendment, including the Reverse Stock Split and Authorized Shares Reduction are described above under “Amendment of Certificate of Incorporation / Reverse Stock Split / Authorized Shares Reduction”.

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2011

Zwick & Banyai, PLLC (“Zwick”) was the Company’s independent registered public accounting firm for Fiscal 2011 and has served the Company as its independent registered public accounting firm since our formation. The Audit Committee intends to invite Zwick and other independent registered public accounting firms to be considered for the engagement to serve as the Company’s independent registered public accounting firm for the remainder of Fiscal 2012. Therefore, the appointment of Zwick or any other firm as the Company’s independent auditor for the Fiscal Year ending July 31, 2012 was not ratified by the Consenting Stockholders in the Written Consent.

 Audit and Non-Audit Fees

The following table presents fees for professional services rendered by Zwick for the audit of the Company’s annual financial statements for the fiscal years ended July 31, 2011 and 2010.

	2011		2010
Audit fees	$72,000	(1)	$120,000	(2)
Audit related fees	$29,100	(3)	$28,500	(4)
Tax fees	$428		$2,325
All other fees	$13,972		6,493
Total	$115,500		$157,318
_________________________________
(1)	Audit fees for Fiscal 2011 were principally for audit work performed on the consolidated financial statements for the fiscal year ended July 31, 2011.
(2)	Audit fees for Fiscal 2010 were principally for audit work performed on the consolidated financial statements for the fiscal year ended July 31, 2010.
(3)	Audit related fees were principally for work performed in the preparation and review of the Company’s quarterly reports on Form 10-Q for the fiscal year ended July 31, 2011.
(4)	Audit related fees were principally for work performed in the preparation and review of the Company’s quarterly reports on Form 10-Q for the fiscal year ended July 31, 2010.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2011. Each reference to a fiscal year in this Information Statement refers to the fiscal year ending in the calendar year indicated (for example, Fiscal 2011 refers to the fiscal year ended July 31, 2011).

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the Public Company Accounting Oversight Board’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter, which can be found on the Company’s website at www.ctmholdings.com. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the Company’s Corporate Governance Guidelines’ definition of independence for Audit Committee members and has determined that each member of the Committee meets that standard. The Board of Directors has also determined that Jan Buchsbaum qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Management has the primary responsibility for the financial statements and reporting process.  The independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion on the fairness of the audited financial statements based on the audit conducted in accordance with the standards of the Public Company Accounting Oversight Board.

In connection with the Audit Committee’s responsibilities set forth in its charter, the Audit Committee has:

•
Reviewed and discussed the audited financial statements for the fiscal year ended July 31, 2011 with management and the independent registered public accounting firm, the Company’s independent auditors;

•
Discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The Audit Committee also considered, as it determined appropriate, tax matters and other areas of financial reporting and the audit process over which the Audit Committee has oversight.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2011 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Jan Buchsbaum, Chairman
Perry Davis
Irwin Katsof

CORPORATE GOVERNANCE

Director Independence

Our Corporate Governance Guidelines provide that a majority of our directors must be independent as defined therein. Our Board of Directors has determined that each of Messrs. Buchsbaum, Davis and Katsof is “independent” in accordance with the Corporate Governance Guidelines and, thus, that a majority of the current Board of Directors is independent. The full text of our Corporate Governance Guidelines, including the director independence requirements, is available for your review in the Corporate Governance section of our website at http://ir.ctmholdings.com.

Director Selection Process

The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. The Nominating Committee has not adopted a formal diversity policy or established specific minimum criteria or qualifications because from time to time the needs of the Board and the Company may change. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill his or her duties as a director. The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Communications with the Board of Directors.” The Company did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating board nominee candidates.

Board Meetings

The Board of Directors held five (5) meetings during Fiscal 2011.  Each of our elected Directors attended at least 75% of all meetings of the Board of Directors and the committees on which he served during the year.

Annual Meeting Attendance

The Company did not hold an annual meeting of stockholders for 2010 and is not holding an annual meeting of stockholders for 2011, instead acting by written consent of the Consenting Stockholders. If the Company holds an annual meeting of stockholders in the future, the Board of Directors will encourage Directors to attend such annual meeting.

Board Leadership Structure

Our Board of Directors has no formal policy with respect to separation of the positions of Chairman and Chief Executive Officer or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time based on the position and direction of the Company and the membership of the Board. The Board has determined that having Howard S. Jonas, although not considered independent due to his ownership of the Company, serve as Chairman is in the best interest of the Company’s stockholders at this time due to his extensive knowledge of the Company and its industries. Further, the separation of the Chairman and Chief Executive Officer positions allows the Chief Executive Officer to focus on the management of the Company’s day-to-day operations.

Risk Management

Our Board of Directors believes that risk management is an important component of the Company’s corporate strategy.  While the Board assesses specific risks at its committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we currently face, as well as the most likely areas of future risk, in the course of our business including economic, financial, operational, legal and regulatory risks.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Nominating Committee, a Compensation Committee, and a Corporate Governance Committee. All members of the Audit, Compensation and Corporate Governance Committees meet the criteria for independence as established by our Corporate Governance Guidelines and under the Sarbanes-Oxley Act of 2002. Each of the Committees is described in greater detail below. The Board of Directors has established written charters for each of the Committees, which are available on our website in the Corporate Governance section located at http://ir.ctmholdings.com, and which are also available in print to any stockholder upon request to the Corporate Secretary. Any changes to the charters are reflected on our website.

Audit Committee

There were four (4) Audit Committee meetings during Fiscal 2011. Messrs. Buchsbaum (Chairman), Davis and Katsof have been designated as members of our Audit Committee. The principal duties of the Audit Committee under its written charter include: (i) responsibilities associated with our external and internal audit staffing and planning; (ii) accounting and financial reporting issues associated with our financial statements and filings with the SEC; (iii) financial and accounting organization and internal controls; (iv) auditor independence and approval of non-audit services; and (v) “whistle-blower” procedures for reporting questionable accounting and audit practices.

The Audit Committee charter requires that the Committee be comprised of at least two directors, both of whom must be independent under our Corporate Governance Guidelines and the Sarbanes-Oxley Act of 2002. In addition, each member of the Audit Committee is financially literate within the meaning of our Corporate Governance Guidelines, and our Board of Directors has determined that Mr. Buchsbaum has sufficient accounting or financial management expertise to qualify as an “audit committee financial expert,” in accordance with SEC rules.

Nominating Committee

The was one (1) Nominating Committee meeting during Fiscal 2011. Messrs. Jonas (Chairman) and Knoller have been designated as members of our Nominating Committee. The principal duties of the Nominating Committee under its charter include: (i) developing the criteria and qualifications for membership on the Board of Directors; (ii) recommending candidates to fill new or vacant positions on the Board of Directors; and (iii) conducting appropriate inquiries into the backgrounds of potential candidates.

Compensation Committee

There were three (3) Compensation Committee meetings during Fiscal 2011. Messrs. Buchsbaum, Davis and Katsof (Chairman) have been designated as members of our Compensation Committee. The principal duties of the Compensation Committee under its charter include: (i) ensuring that a succession plan for the Chief Executive Officer is in place; (ii) reviewing management’s recommendations for executive officers and making recommendations to the Board of Directors; (iii) approving the compensation for the Chief Executive Officer; (iv) reviewing and approving compensation policies and practices for other executive officers including their annual salaries; (v) reviewing and approving major changes in employee benefit plans; (vi) reviewing short and long-term incentive plans and equity grants; and (vii) recommending to the full Board of Directors changes to the compensation of the independent members of the Board of Directors, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar items as deemed appropriate. The Compensation Committee confers with our executive officers when making the above determinations. The Compensation Committee charter requires that the Committee be comprised of at least two directors, both of whom must be independent under our Corporate Governance Guidelines.

Corporate Governance Committee

There were two (2) Corporate Governance Committee meetings during Fiscal 2011. Messrs. Buchsbaum, Davis (Chairman) and Katsof have been designated as members of our Corporate Governance Committee. The principal duties of the Corporate Governance Committee under its charter include: (i) reviewing our Corporate Governance Guidelines and other policies and governing documents and recommending revisions as appropriate; (ii) reviewing any potential conflicts of interest of independent directors; (iii) reviewing and monitoring related person transactions; and (iv) overseeing the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee. The Corporate Governance Committee charter requires that the Committee be comprised of at least two directors, both of whom must be independent under our Corporate Governance Guidelines.

Governance Practices

We observe corporate governance practices and have adopted principal governance documents which are designed to ensure that we maximize stockholder value in a manner that is consistent with both the legal requirements applicable to us and a business model that requires our employees to conduct business with the highest standards of integrity. Our Board of Directors has adopted and adheres to corporate governance principles which the Board of Directors and senior management believe promote this purpose, are sound and represent best practices, and will review these governance practices, the corporate laws of the State of Delaware under which we are incorporated and the regulations of the SEC, as well as best practices recognized by governance authorities to benchmark the standards under which it operates. Our principal governance documents are as follows:

•	Corporate Governance Guidelines;

•	Board of Directors committee charters, including:

•	Audit Committee charter;
•	Nominating Committee charter;
•	Compensation Committee charter; and
•	Corporate Governance Committee charter; and

•	Code of Business Conduct and Ethics.

Our governance documents are available on our website at www.ctmholdings.com.

Our Board of Directors, with assistance from its Corporate Governance Committee, will regularly assess our governance practices in light of legal requirements and governance best practices.

Executive Director Sessions

Under our Corporate Governance Guidelines, the non-employee directors meet in regularly scheduled executive sessions without management.

Communications with the Board of Directors

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, the independent directors as a group or any of the Audit, Compensation, Nominating or Corporate Governance Committees of the Board of Directors, should submit their written comments c/o Corporate Secretary, Leslie B. Rozner, Stockholder Communications at our principal executive offices at 11 Largo Drive South, Stamford, Connecticut 06907 and should indicate in the address whether the communication is intended for the Chairman of the Board, the Independent Directors or a Committee Chair. The Chairman of the Board will review any such communication at the next regularly scheduled Board of Directors meeting unless, in his or her judgment, earlier communication to the Board of Directors is warranted.

If a stockholder communication raises concerns about our ethical conduct of the ethical conduct of our management, it should be sent directly to our Corporate Secretary at our principal executive offices. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate, our Chairman of the Board, and take such actions as they authorize to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

At the direction of the Board of Directors, we reserve the right to screen all materials sent to its directors for potential security risks, harassment purposes or routine solicitations.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics which applies to our directors, Chief Executive Officer, Chief Financial Officer and other Company employees.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To our knowledge, based solely on the review of the copies of these forms furnished to us and representations that no other reports were required, all Section 16(a) reporting requirements were complied with during the fiscal year ended July 31, 2011.

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

Our Board of Directors has adopted a Statement of Policy with Respect to Related Person Transactions which is administered by our Corporate Governance Committee. This policy applies to any transaction or series of transactions in which (i) the Company or a subsidiary is a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years and (iii) a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. Under the Policy, the Company’s legal department will determine whether a transaction meets the requirements of a Related Person Transaction requiring review by the Corporate Governance Committee. Transactions that fall within this definition will be referred to the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

On September 14, 2009, CTM Media Holdings, Inc. was spun-off to the stockholders of IDT Corporation (IDT). Howard Jonas is the controlling stockholder and Chairman of the Board of both IDT and CTM Media Holdings, Inc. Upon the consummation of the spin-off of CTM Media Holdings, Inc., IDT and CTM Media Holdings, Inc. entered into a Master Services Agreement pursuant to which IDT provides to CTM Media Holdings, Inc. administrative, financial, technological, regulatory and legal services. From September 14, 2009 through July 31, 2010, CTM paid IDT $767,730 pursuant to this Agreement. As of July 31, 2010, CTM Media Holdings, Inc. owed IDT $36,210. During Fiscal 2011, CTM paid IDT $38,286 pursuant to this Agreement. As of July 31, 2011, CTM Media Holdings, Inc. owed IDT $39,220. Currently, IDT bills CTM Media Holdings, Inc. $5,000 per month pursuant to this Agreement. This transaction was originally approved by our Board of Directors prior to the Spin-Off and subsequently by our Corporate Governance Committee in accordance with our Related Person Transaction policy.

The Company, through its subsidiary CTM Media Group, Inc. (“CTM”), distributes brochures for a distribution firm controlled by Mr. Jonas (“ETR”).  ETR also distributes brochures for CTM.  In Fiscal 2011, CTM billed ETR approximately $10,000 for distribution services and ETR billed CTM approximately $99,000 for distribution services. The balance owed to ETR by CTM was approximately $8,000 as of July 31, 2011. The balance owed by ETR to CTM was approximately $1,000 as of July 31, 2011. In fiscal 2010, CTM billed ETR approximately $13,000 for distribution services and ETR billed CTM approximately $106,000 for distribution services. The balance owed to ETR by CTM was approximately $12,000 as of July 31, 2010.  The balance owed by ETR to CTM was approximately $1,000 as of July 31, 2010.

In August 2011, the Company paid Jan Buchsbaum, a director of the Company, $35,000 for consulting and research performed by Mr. Buchsbaum in connection with IDW’s intellectual property.

DIRECTOR COMPENSATION

Each non-employee director of the Company who attends at least 75% of the meetings of the Board of Directors during a calendar year receives an annual cash retainer of $12,000. Such payment is made in January of the calendar year following attendance of at least 75% of the Board of Directors meetings during the preceding year, and is pro-rated for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable Board of Directors meetings for such partial year. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. The Compensation Committee periodically reviews our director compensation practices. The Compensation Committee believes that our director compensation is fair and appropriate in light of the responsibilities and obligations of our directors.

Director Summary Compensation Table

The table below provides information concerning compensation paid to, or earned by non-employee directors for the fiscal year ended July 31, 2011. Messrs. Jonas and Knoller’s compensation is reflected in the Executive Officer Compensation table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other compensation ($)	Total ($)
Jan Buchsbaum	$12,000	—	—	—	—	—	$12,000
Perry Davis	$12,000	—	—	—	—	—	$12,000
Irwin Katsof	$10,000	—	—	—	—	—	$10,000

EXECUTIVE COMPENSATION

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies. The following Compensation Overview is not comparable to the Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

Compensation of our Named Executive Officers

The compensation of our executive officers is set by the Compensation Committee of our Board of Directors after discussions with management about the recommended levels and components of compensation for each of the individuals.

In general, each of our executive officers receives base compensation that is commensurate with the officer’s duties, responsibilities and compensation levels for similarly situated individuals in comparable positions. In addition, executive officers may receive bonus compensation and compensatory equity-based awards.

Any bonus compensation to executive officers is determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance. No such targets have yet been established. However, in October 2010, our Compensation Committee approved a $100,000 bonus to Mr. Knoller and a $60,000 bonus to Mr. Rozner, which were paid on October 29, 2010.

Equity compensation awards to our Board of Directors, our management and our employees are generally granted pursuant to our 2009 Stock Option and Incentive Plan at levels determined by the Compensation Committee. No grants have been made nor has the Company agreed to any specific grant or level of grants. The plan is administered by our Compensation Committee.

On October 14, 2009, our Board of Directors granted our Chairman of the Board and founder, Howard S. Jonas, 1.8 million restricted shares of our Class B Common Stock with a market value of $1.25 million on the date of grant in lieu of a cash base salary for the next five years. The restricted shares vest in equal thirds on each of October 14, 2011, October 14, 2012 and October 14, 2013. Unvested shares would be forfeited if we terminate Mr. Jonas’ employment other than under circumstances where the accelerated vesting applies. The shares are subject to adjustments or acceleration based on certain corporate transactions, changes in capitalization, or termination, death or disability of Mr. Jonas. If Mr. Jonas is terminated by us for cause, a pro rata portion of the shares would vest. This arrangement did not impact Mr. Jonas’ cash compensation from the date of the Spin-Off through the pay period including the grant date. This summary of the arrangement between us and Mr. Jonas is qualified in its entirety by the Restricted Stock Agreement between us and Mr. Jonas, which was filed with the SEC on October 20, 2009 as Exhibit 10.01 to our Current Report on Form 8-K.

Summary Compensation Table

The following tables set forth information concerning all cash compensation awarded to, earned by or paid to all individuals serving as our principal executive officers during the last two completed fiscal years, and all non-cash compensation awarded to those same individuals as of July 31, 2011 and July 31, 2010.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Year	Salary		Bonus		Stock Awards(1)			Option Awards(1)	All Other Compensation	Total
Marc E. Knoller	2011	$492,846			$100,000		$—		$—	$—	$592,846
Chief Executive Officer and Director	2010	$485,000	(2)				$—		$—	$—	$485,000

Howard S. Jonas	2011	$—			—	$			$—	$—	$—
Chairman of the Board	2010	$24,651	(3)		$—		$1,250,000	(4)	$—	$—	$1,274,651

Leslie B. Rozner	2011	$152,942			$75,000		$—		$—	$—	$227,942
Chief Financial Officer, Treasurer and Corporate Secretary	2010	$150,000	(5)	$			$—		$—	$—	$150,000
____________________________

(1)
The amounts shown in these columns reflect the aggregate grant date fair value of stock option and restricted stock awards computed in accordance with FASB ASC Topic 718. In valuing such awards, the Company made certain assumptions. For a discussion of those assumptions, please see Note 1 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2011.

(2)
Includes $46,634 of Mr. Knoller’s base salary paid by IDT during the five-week period of Fiscal 2010 prior to the Spin-Off, while Mr. Knoller was on IDT’s payroll. The Company reimbursed IDT for the payment of the $46,634 of Mr. Knoller’s base salary.

(3)
Represents the annual salary of Mr. Jonas including $24,651 of five weeks of cash salary and the remainder in restricted shares of the Company’s Class B Common Stock granted to Mr. Jonas on October 14, 2009 in lieu of his cash base salary. In such grant Mr. Jonas received 1.8 million restricted shares of the Company’s Class B Common Stock with a market value of $1.25 million on the date of grant in lieu of his cash base salary for the five years thereafter. The $24,651 was paid by IDT during the five-week period of Fiscal 2010 prior to the Spin-Off, while Mr. Jonas was on IDT’s payroll. The Company reimbursed IDT for the payment of the $24,651 of Mr. Jonas’ base salary.

(4)
Represents 1.8 million restricted shares of the Company’s Class B Common Stock granted by the Company’s Board of Directors to Mr. Jonas on October 14, 2009, with a market value of $1.25 million on the date of grant in lieu of a cash base salary for the five years thereafter.

(5)	Includes $14,423 of Mr. Rozner’s base salary paid by IDT during the five-week period of Fiscal 2011 prior to the Spin-Off, while Mr. Rozner was on IDT’s payroll.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Our internet address is www.ctmholdings.com and the Investor Relations section of our web site is located at http://ir.ctmholdings.com. We make available free of charge, on the Investor Relations section of our web site, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as well as information statements, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Also posted on our website, and available in print upon request of any stockholder to our Corporate Secretary, Leslie B. Rozner, are our certificate of incorporation and by-laws and our Code of Business Conduct and Ethics governing our directors, officers and employees. Within the time period required by the SEC, we will post to our website any amendment to the Code of Business Conduct and Ethics and any waiver applicable to any executive officer, director or senior financial officer (as defined in the Code).

Availability of Annual Report on Form 10-K

We filed with the SEC our Annual Report for the fiscal year ended July 31, 2011 on Form 10-K on October [27], 2011. A copy of the Form 10-K has been made available on the Internet or mailed to all stockholders along with this Information Statement. Additional copies of our Annual Report on Form 10-K may be obtained by contacting our Corporate Secretary, Leslie B. Rozner, at CTM Media Holdings, Inc., 11 Largo Drive South, Stamford, Connecticut 06907, telephone: (203) 323-5161, email: lrozner@ctmmedia.com.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE NOT REQUESTED TO SEND US A PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

FOR CTM MEDIA HOLDINGS, INC.

The Information Statement and the 2011 Annual Report are available at:

http://ir.ctmholdings.com/annualmeeting

November [1], 2011

BY ORDER OF THE BOARD OF DIRECTORS
Howard S. Jonas
Chairman of the Board